Renewal and Modification Agreement

         This Renewal and Modification Agreement (the "Agreement") is made and entered into as of this 28th day of February, 1997 by and between American Network Exchange, Inc., a Delaware corporation ("AMNEX") and National Telecom USA, Inc., a New Jersey corporation ("NTI").

                                    Recitals

         WHEREAS, AMNEX is an interexchange carrier providing both direct dial and operator assisted services (collectively, the "Services") to subscribers at COCOT locations throughout the United States;

         WHEREAS, NTI is a Dealer and an aggregator of long distance and operator assisted traffic generated by subscribers at such COCOT locations;

         WHEREAS, NTI and AMNEX are parties to a Prime COCOT Aggregator Agreement dated as of November 24, 1993, as amended to the date hereof (as so amended, the "COCOT Agreement"), pursuant to which, among other things, NTI has engaged AMNEX, and AMNEX has agreed to serve, as the principal provider of the Services to subscribers at substantially all existing and hereafter acquired COCOT locations of NTI and its Subaccounts;

         WHEREAS, NTI and AMNEX are parties to a certain Settlement Agreement dated November 27, 1995, as amended to the date hereof (as so amended, the "Settlement Agreement"), pursuant to which, among other things, the parties completely and finally resolved, compromised and settled all claims asserted and assertable between them, and in so doing, provided for certain consideration to be paid to each other, including but not limited to the payment of certain additional commissions to NTI; and

         WHEREAS, subject to the terms and conditions set forth herein, NTI and AMNEX desire to amend the COCOT Agreement and the Settlement Agreement, in order to extend and modify their relationship with one another as set forth therein and governed thereby.

         NOW, THEREFORE, in consideration of the foregoing and the mutual covenants as hereinafter contained, the parties hereby agree as follows:

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1. Definitions.  Except as otherwise defined herein,  all capitalized terms used herein shall have the meanings ascribed to them in the COCOT Agreement or the Settlement Agreement. To the extent that any term or provision of the COCOT Agreement or the Settlement Agreement is contrary to or inconsistent with the terms and provisions of this Agreement, the terms and provisions of this Agreement shall control.

2. Scope of Agreement. Paragraph 1 of the COCOT Agreement, entitled "Scope of Agreement", is hereby modified to provide that AMNEX be engaged and serve as the exclusive (rather than principal) provider of Services to the Phones. Accordingly, subject to AMNEX's guidelines and Applicable Laws and the terms hereof, AMNEX shall be entitled to serve as the exclusive carrier for and handle 100% of the Calls.

3. NTI's Rights and Obligations. Paragraph 2 of the COCOT Agreement, entitled "NTI's Rights and Obligations", is hereby modified to the extent necessary to incorporate and fully effectuate the following provisions:

         (a) NTI shall sell, market and promote only the Services of AMNEX and shall in no event sell, market or promote the Services of any other carrier or provider for or in respect of the Phones or Calls.

         (b) NTI shall maintain its interstate tariff on file with the Federal Communications Commission (the "Tariff") and promptly update and modify such Tariff as may be required by Applicable Law or, if requested in writing by AMNEX and the request is approved by NTI's counsel, within thirty (30) days after the date of such written request. NTI shall, with the assistance of AMNEX, and in a reasonably prompt manner, make the necessary filings to become duly certified or authorized by the applicable regulatory authorities to provide intrastate service within the States of New Jersey and Michigan and an additional two (2) states to be designated by AMNEX. Where required by the applicable state regulatory authorities, NTI shall, with AMNEX's assistance, file tariffs and, thereafter, promptly update and modify such tariffs as may be required by Applicable Law or, if requested in writing by AMNEX and the request is approved by NTI's counsel, within thirty (30) days after the date of such written request. NTI shall forward to AMNEX, via overnight mail, all regulatory complaints within seventy two (72) hours of NTI's receipt of same.

         (c) NTI shall no longer be obligated to maintain at least $1,000,000 in monthly Combined Revenue during the Maintenance Period.

         (d) NTI shall no longer be responsible for the provision of customer services and administrative support to its Subaccounts.

         (e) NTI shall no longer be responsible to pay commissions or other compensation to, or to collect 1+ usage charges from, each of its Subaccounts.

         (f) NTI shall no longer be responsible for ensuring (i) that all Phones are programmed to route and deliver to AMNEX, in the case of operator assisted calls, only Permitted Operator Assisted Calls, and are otherwise operated in compliance with Applicable Laws; and (ii) that all Subaccounts comply with the Act, the Rules, and all Applicable Laws, including the posting requirements thereunder and the provisions thereof which prohibit the blocking of 800, 950 and 10XXX access codes of interexchange carriers other than AMNEX.

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         (g) NTI shall  maintain all of its books and records and provide  AMNEX with originals or copies of all of NTI's agreements, correspondence and magnetic records as may be requested by AMNEX, for the confidential use by AMNEX as necessary to provide the Services to the Subaccounts.

         (h) NTI shall take whatever steps may be required by Applicable Law or reasonably deemed necessary or advisable by AMNEX, in order to maintain, preserve and protect NTI's corporate existence, business, operations and assets from, among other things, dissolution, bankruptcy, diminution, liens, or other adverse effects. In that connection, NTI hereby represents, warrants and covenants with AMNEX, that it is solvent and in good standing in its state of incorporation and shall so remain at all times during the term of the COCOT Agreement as amended hereby. NTI further represents, warrants and covenants with AMNEX, that all of its contracts and other assets are owned by it free and clear of any and all liens, security interests, mortgages or other encumbrances, and shall so remain at all times during the term of the COCOT Agreement as amended hereby. NTI agrees to timely file any and all reports, returns and documents necessary to effectuate the foregoing, including but not limited to any required federal or state tax returns.

4. AMNEX's Rights and Obligations. Paragraph 3 of the COCOT Agreement, entitled "AMNEX's Rights and Obligations", is hereby modified to the extent necessary to incorporate and fully effectuate the following provisions:

         (a) AMNEX accepts and assumes the right and obligation to become the exclusive provider of the Services to NTI and the Phones.

         (b) AMNEX accepts and assumes the obligation of NTI to provide all necessary and customary customer services and administrative support to the Subaccounts. AMNEX shall use its reasonable best efforts to comply with this obligation.

         (c) AMNEX accepts and assumes the obligation of NTI to pay commissions and other compensation to, and to collect 1+ usage charges from, each of the Subaccounts. AMNEX shall use its reasonable best efforts to comply with this obligation.

         (d)      AMNEX accepts and assumes the obligation of NTI to ensure
(i) that all Phones are programmed to route and deliver to AMNEX or to NTI, as the case may be, for operator assisted calls, only Permitted Operator Assisted Calls, and are otherwise operated in compliance with Applicable Laws; and (ii) that all Subaccounts comply with the Act, the Rules, and all Applicable Laws, including the posting requirements thereunder and the provisions thereof which prohibit the blocking of 800, 950 and 10XXX access codes of interexchange carriers other than AMNEX.

         (e) AMNEX agrees to timely provide such data and reports as may be reasonably required by NTI in order to maintain its records and accounting data.

         (f) AMNEX agrees to respond timely and appropriately to all regulatory complaints generated by Permitted Operator Assisted Calls made from the Phones, in accordance with the guidelines customarily used by AMNEX and approved by counsel for NTI.

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

         (g) AMNEX agrees to reimburse NTI for all reasonable costs and expenses it incurs to become duly certified to provide intrastate service within the states of New Jersey and Michigan and the additional two (2) states designated by AMNEX, as provided in subparagraph 3(b) hereof.

5. Compensation and Remittances. In consideration of NTI's performance of its obligations hereunder, and subject to the terms and conditions set forth herein, in lieu of paying NTI compensation in the manner and at the time provided for in Paragraph 4 of the COCOT Agreement and the relevant provisions of the Settlement Agreement (and as may exist by virtue of any existing verbal agreements, arrangements or course of dealing), AMNEX shall pay NTI a commission, once monthly, based upon the Billed Revenue (as defined below) generated by the Phones during each calendar month, such Billed Revenue to be calculated based upon the total activity of the Subaccounts for the preceding month and to be paid to NTI by the twentieth (20th) day of the month then following. During the period commencing March 1, 1997 and ending on February 28, 2000, the amount of such monthly payment (the "Residual") shall be equal to the greater of $7,500 or 1/2 of 1 percent (.5%) of such Billed Revenue. The amount of the Residual shall be subject to adjustment by AMNEX and NTI on the third anniversary of the date hereof, it being understood and agreed that (i) the Residual is intended to compensate NTI solely for its ongoing obligations of maintaining NTI's regulatory certifications and authorizations, the Tariff, the state tariffs (where applicable), NTI's books and records and NTI's corporate existence, as set forth in and contemplated by subparagraphs 3(b), 3(g) and 3(h) hereof; and
(ii) any adjustment made to the Residual at such time shall be solely for purposes of more accurately reflecting such intention. The Residual shall be deemed earned by NTI so long as NTI is in full compliance with this Agreement and such payment is not in violation of any law, rule, regulation or order with which AMNEX is required to comply. For purposes hereof, "Billed Revenue" means gross revenue derived from (i) completed interstate operator assisted calls originating from the Phones and the Subaccounts or other accounts serviced by AMNEX, which calls are billed in NTI's name and under the Tariff; and (ii) completed intrastate operator assisted calls originating from the Phones and the Subaccounts or other accounts serviced by AMNEX, which calls are billed in NTI's name (and under NTI's state tariffs, where applicable).

6. Term and Termination. Paragraph 5 of the COCOT Agreement, entitled "Term and Termination", is hereby modified to provide that the term shall commence as of March 1, 1997 and shall continue in full force and effect for a period of ten
(10) years thereafter. Upon expiration of this initial ten (10) year term, the COCOT Agreement, as modified by this Agreement, shall automatically renew for successive one (1) year periods. Notwithstanding the foregoing, the COCOT Agreement, as modified by this Agreement, may be terminated as provided in subparagraph 5(b) and 5(c) of the COCOT Agreement. Subparagraph 5(a) shall not apply so long as NTI remains in compliance with the terms and provisions of this Agreement, including but not limited to the obligation to exclusively utilize the Services of AMNEX, as provided herein.

7. Notices. Paragraph 13 of the COCOT Agreement is hereby modified by deleting the Connecticut address as set forth therein and substituting in lieu thereof, the Orlando address as already provided therein, but with copies to be directed to the Vice President - Legal and Regulatory.

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

8. Modification to and Acknowledgements Concerning the Settlement Agreement. It is understood and agreed that, notwithstanding anything to the contrary contained in the Settlement Agreement, AMNEX shall no longer be obligated (i) to pay NTI any monies for calls originated from any NTI accounts which AMNEX transfers to MCI's network, as provided in Paragraph 2 of the Settlement Agreement; or (ii) to pay NTI any commissions with regard to 1+ minutes billed and collected by AMNEX and originating from NTI's accounts, as provided in subparagraph 3(a) of the Settlement Agreement. Accordingly, the Settlement Agreement is hereby modified to delete and exclude those portions of Paragraph 2 and subparagraph 3(a) thereof which make reference to or otherwise pertain to such obligations of AMNEX to NTI. It is further understood and agreed that all other monies and obligations on the part of AMNEX to be paid to NTI and to be performed for the benefit of NTI under and in accordance with the Settlement Agreement have been fully paid, performed, satisfied and otherwise discharged. Accordingly, (i) the parties hereto acknowledge and agree that all consulting fees and consideration required to be paid to NTI under Paragraph 5 of the Settlement Agreement have been paid in full; (ii) all obligations of AMNEX under subparagraph 6(a) of the Settlement Agreement relative to the Warrant have been fully performed and satisfied; and (iii) all monies required to be paid under Paragraph 7 of the Settlement Agreement with regard to the 75,000 AMNEX, Inc. shares described therein have been paid in full. As for the Special Fund provided for in subparagraph 6(c) of the Settlement Agreement, it is understood and agreed that, notwithstanding anything to the contrary contained in the Settlement Agreement, (i) such fund and the mechanics thereof shall remain in effect for and in respect of February 1997; and (ii) commencing March 1, 1997, such fund and all of the parties' obligations with regard thereto shall terminate.

9. Grant of the Right and Associated Security Interest. NTI hereby irrevocably grants to AMNEX the exclusive right to manage the business and operations of NTI and all contracts and agreements associated therewith, including but not limited to all contracts of NTI with, among others, any Subaccount, for the full ten
(10) year initial term of the COCOT Agreement, as amended hereby, and any and all renewals thereof (the "Right"). The Right shall be deemed personal and proprietary to AMNEX and coupled with an interest, and NTI hereby agrees that the Right shall be binding upon NTI's successors and assigns and any and all purchasers of the business, stock or assets of NTI to the same extent and degree as NTI hereunder. In furtherance of the foregoing, and in order to secure and protect AMNEX's interest in and to the Right, NTI hereby grants to AMNEX a first priority lien against and security interest in all written and oral contracts, contract rights, agreements, arrangements and related intangible rights of NTI, including but not limited to all contracts of NTI with, among others, any Subaccount (collectively, the "Operating Contracts"). NTI hereby represents to AMNEX that it is the sole and absolute owner of the Operating Contracts, that there are no existing liens, security interests or encumbrances of any kind whatsoever upon the Operating Contracts, and covenants and agrees with AMNEX that for so long as AMNEX retains the Grant, NTI shall not, and shall use its best efforts to ensure that its successors, assigns and purchasers as described above shall not, (a) create, permit or suffer to exist any such liens, security interests or encumbrances upon any of the Operating Contracts (except for the lien and security interest granted to AMNEX herein); or (b) sell, assign, transfer, hypothecate or otherwise dispose of any of the Operating Contracts without AMNEX's prior written consent. NTI agrees to defend at its sole expense the Operating Contracts against the claims and demands of all third parties. NTI further agrees to join with AMNEX in executing such financing statements (including amendments thereto and continuation statements thereof) in form satisfactory to AMNEX as AMNEX may specify, and to take such other steps as AMNEX may reasonably direct from time to time in order to perfect and protect AMNEX's lien and security interest as granted herein. NTI hereby irrevocably authorizes and empowers AMNEX, on behalf of NTI, to execute and file such financing and continuation statements and to take such other actions as AMNEX deems necessary or advisable from time to time at NTI's expense to perfect and continue AMNEX's lien and security interest as granted herein. In the event of bankruptcy or similar proceedings by or against NTI or an actual or threatened loss of the Right due to or arising out of NTI's breach of any term hereof, AMNEX shall be entitled to proceed against, seize and otherwise recover upon the Operating Contracts in any commercially reasonable manner in order to compensate it for the loss of the Right. In connection with the foregoing, simultaneously with the execution hereof, NTI is delivering to AMNEX for filing with the Secretary of State of the State of Florida, a Form UCC-3 termination statement, duly executed by Mark B. Arbeit, evidencing the termination and complete release by him of his security interest in and to all contracts between NTI and AMNEX, Inc. and all commissions, proceeds and monetary entitlements arising therefrom.

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

10. Renewal Incentive. In consideration of extension of the term of the relationship between AMNEX and NTI as provided hereby, the grant by NTI to AMNEX of the Right, and for such other good and valuable consideration as may be derived from the COCOT Agreement, as modified hereby, the following aggregate consideration (collectively, the "Special Consideration") is being paid to NTI:

         (a) simultaneously with the execution hereof, AMNEX is paying the sum of One Hundred Seventy Five Thousand Dollars ($175,000) and on or before March 31, 1997, AMNEX shall pay the sum of Four Hundred Fifty Thousand Dollars ($450,000), in each case, by wire transfer of immediately available funds to a depository designated in writing by NTI;

         (b) simultaneously with the execution hereof, AMNEX is executing and delivering to NTI a promissory note in the aggregate principal amount of Five Hundred Thousand Dollars ($500,000), such note to bear interest on the principal amount thereof from time to time outstanding at the rate of ten percent (10%) per annum and to be payable in twelve (12) equal and consecutive monthly installments of principal and interest; and

         (c) upon expiration of the NASDAQ Clearance Period (as defined in subparagraph 11(b) below), AMNEX, Inc., the parent company of AMNEX, shall issue and deliver to NTI or Brian E. King, its sole shareholder, or to their designees, a total of 346,154 shares of the Common Stock of AMNEX, $.001 par value (the "AMNEX Common Stock"), such number of shares having been calculated based upon the average closing selling price for the AMNEX Common Stock during the eighty two (82) day period immediately preceding the date hereof. For purposes of this Agreement, such shares of AMNEX Common Stock shall hereinafter be referred to collectively as the "Shares".

It is understood and agreed that the Special Compensation is being given by AMNEX and AMNEX, Inc. to NTI in material reliance upon NTI's anticipated compliance with the terms hereof, continuance of the Right for the full term contemplated hereby, and is in lieu of any and all other consideration, compensation, payments or other monies now due and owing or hereafter alleged to be due and owing to NTI under any and all existing agreements (whether oral or written), arrangements, understandings or claims arising under or out of or in connection with the COCOT Agreement or the Settlement Agreement (as it relates to NTI).

11.  Acknowledgements and Agreements Concerning the Shares.

(a) It is understood and agreed that the Shares shall not be registered under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (collectively, the "1933 Act"). Each of NTI and Brian E. King, for it or himself, and on behalf of its or his designees, if any, acknowledges that the Shares are not being registered under the 1933 Act due to AMNEX's reliance upon Section 4(2) thereof, which section provides an exemption from registration for certain transactions by an issuer not involving any public offering. Each of NTI and Brian E. King, for it or himself, and on behalf of its or his designees, if any, further acknowledges that AMNEX, Inc.'s reliance thereon is predicated on their representations and warranties contained in Paragraph 12 below. Accordingly, each of NTI and Brian E. King understands and will ensure that its and his designees, if any, will understand, that the Shares must be held indefinitely unless they are subsequently registered under the 1933 Act or an exemption from such registration exists, and that the stock certificate(s) evidencing ownership of the Shares which they receive shall bear the following restrictive legend:

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

         "The shares represented by this certificate have not been registered under the Securities Act of 1933. These shares have been acquired for investment and not for distribution or resale. They may not be sold, assigned, mortgaged, pledged, hypothecated, or otherwise transferred or disposed of without an effective registration statement for such shares under the Securities Act of 1933 or an opinion of counsel for AMNEX that registration is not required under such Act."

         (b) Notwithstanding anything to the contrary contained herein, AMNEX, Inc. shall not be obligated to deliver any of the Shares until prior written notice of their issuance in compliance with Rule 10b-17 promulgated under the Securities Exchange Act of 1934 (the "1934 Act") shall have been given to NASDAQ and the National Association of Securities Dealers, Inc. and the applicable pre-issuance notification period therefor (the "NASDAQ Clearance Period") shall have expired. AMNEX, Inc. agrees to cause such written notice to be given to NASDAQ and the National Association of Securities Dealers, Inc. as soon as reasonably practicable after the date hereof.

         (c) Each of NTI and Brian E. King agrees (i) to cause its or his designees, if any, to execute letters containing acknowledgments, agreements and representations concerning the Shares which are identical to the acknowledgments, agreements and representations made by it or him in Paragraphs 11 and 12 of this Agreement (collectively, the "Designee Letters"); and (ii) to deliver all such Designee Letters to AMNEX, Inc. prior to the date of issuance of the Shares. The execution and delivery to AMNEX, Inc. of a Designee Letter for each such designee, if any, shall be a condition precedent to AMNEX, Inc.'s obligation to deliver a stock certificate issued in the name of such designee. Accordingly, notwithstanding anything to the contrary contained herein, AMNEX, Inc. shall not be obligated to deliver any certificate evidencing ownership of any Shares by any designee of NTI or Brian E. King, unless and until AMNEX shall be in receipt of a Designee Letter with respect thereto.

         (d) AMNEX, Inc. warrants that upon issuance, the Shares shall be validly issued, fully paid and nonassessable, subject to the provisions of
Section 630 of the Business Corporation Law of the State of New York, if applicable.

12. Investment Intent; Qualification as Investor. (a) Each of NTI and Brian E. King represents and warrants that the Shares are being acquired for its or his own account, for investment and not with a view to the resale or distribution thereof within the meaning of the 1933 Act. Each of NTI and Brian E. King further represents and warrants that it and he shall not sell, assign, transfer, encumber, or otherwise dispose of any of the Shares unless (i) a registration statement under the 1933 Act with respect thereto is in effect and the prospectus included therein meets the requirements of Section 10 of the 1933 Act; or (ii) AMNEX, Inc. has received a written opinion from its counsel that after investigation of the relevant facts, such counsel is of the opinion that such proposed sale, assignment, transfer, encumbrance or disposition does not require registration under the 1933 Act.

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

         (b) Each of NTI and Brian E. King represents that AMNEX, Inc. has furnished it and him with its recent filings with and reports to the Commission on Form 10-K for the year ended December 31, 1995, Form 10-Q for the fiscal periods ended March 31, 1996, June 30, 1996, and September 30, 1996, Form 8-K and Amendment No. 1 thereto for an event dated June 28, 1996, and Form 8-K for an event dated November 20, 1996, and that it and he have reviewed the same and been afforded the opportunity to obtain such other information as necessary to evaluate the investment contemplated hereby. Each of NTI and Brian E. King Seller further represents and warrants that it and he are either an "accredited investor" within the meaning of Rule 501(a) promulgated under the 1933 Act, or have substantial knowledge and experience in financial and business matters and are capable of evaluating the merits and risks associated with the acquisition of the Shares provided for herein. Each of NTI and Brian E. King acknowledges that such acquisition may entail significant risks.

13. Limitation of Liability; No Warranty. AMNEX MAKES NO WARRANTY, EITHER EXPRESS OR IMPLIED, WITH RESPECT TO THE MANAGEMENT OR OTHER SERVICES PROVIDED BY IT HEREUNDER AND EXPRESSLY DISCLAIMS ANY WARRANTY OF MERCHANTABILITY OR WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE. AMNEX'S LIABILITY HEREUNDER SHALL BE LIMITED TO ITS OBLIGATION TO PAY THE SPECIAL COMPENSATION AND RESIDUAL TO NTI IN ACCORDANCE WITH THE TERMS HEREOF. NO PARTY HERETO SHALL BE LIABLE TO ANOTHER PARTY HERETO FOR ANY SPECIAL, INDIRECT, INCIDENTAL, CONSEQUENTIAL OR PUNITIVE DAMAGES OR LOSS OF ANY KIND (WHETHER OR NOT SUCH PARTY WAS ADVISED OF THE POSSIBILITY OF SUCH DAMAGES OR LOSS), BY REASON OF ANY ACT OR OMISSION IN ITS PERFORMANCE UNDER THIS AGREEMENT. NOTWITHSTANDING THE FOREGOING, EACH PARTY SHALL REMAIN LIABLE TO THE OTHER PARTY FOR ALL ACTUAL DAMAGES RESULTING FROM OR ARISING OUT OF ITS GROSS NEGLIGENCE OR WILLFUL OR WANTON MISCONDUCT IN THE PERFORMANCE OF, OR THE FAILURE TO PERFORM, ITS OBLIGATIONS HEREUNDER.

14. Indemnification of NTI. AMNEX shall indemnify and hold harmless NTI from and against any claim made by a third party, which claim is based upon, arises out of or relates to AMNEX's conduct in performing or failing to perform any of its obligations hereunder, or to any service provided under the Tariff (or to the extent applicable, NTI's state tariffs) pursuant to the terms and provisions of this Agreement or on AMNEX's behalf, or for any violation, alleged violation or complaint made by a third party regarding compliance with the Act, the Rules or any Applicable Laws, which violation or complaint arises out of or relates to AMNEX's conduct in performing or failing to perform any of its obligations hereunder. For purposes of this Paragraph 14, "third party" shall include any applicable regulatory agency or governmental authority. This indemnification shall include, but not be limited to, reasonable attorneys' fees and disbursements, court costs, and the amount of any monetary judgment or settlement, including any interest, fines and penalties thereon. NTI shall provide AMNEX with prompt notice of receipt of any such claim, together with copies of all documentation received in connection therewith. Upon notice to NTI that AMNEX desires to assume the defense of any legal action, complaint or proceeding, AMNEX shall not be liable to NTI for any legal or other expense subsequently incurred by NTI. In the event that NTI determines that there is a reasonable probability that any claim may materially and adversely affect NTI other than as a result of money damages, NTI shall have the right at its sole cost and expense to defend, compromise or settle such claim. In no event, however, shall NTI enter into any settlements or compromises with regard to any claim without AMNEX's prior written consent, which consent shall not be unreasonably withheld or delayed. AMNEX shall not, without NTI's prior written consent, which consent shall not be unreasonably withheld or delayed, settle or compromise a claim or demand or consent to the entry of a judgment against NTI which does not include as an unconditional term thereof the giving to NTI of a release from all liability in respect thereof.

15. Mutual Release. Subject only to the exceptions set forth herein, AMNEX hereby releases NTI, and NTI hereby releases AMNEX, together with each such party's respective heirs, administrators, successors, assigns, attorneys, share-holders, officers, directors, employees, representatives and agents, from all claims, demands, debts, obligations, liabilities, damages, actions, causes of action and suits at law or equity of whatever kind, whether known or unknown, anticipated or unanticipated, contingent or otherwise, that each such party had, now has, or hereafter can, shall or may have, for anything that has occurred up to and including the date hereof, including but not limited to any matters relating to or arising out of the COCOT Agreement and the Settlement Agreement (as it relates to NTI), such as, but not limited to, the distribution of any monies deposited in the Special Fund. The only exceptions to this release are the obligations of AMNEX and NTI under this Agreement, the Settlement Agreement, as amended hereby, and the ZPDI Agreement.

16. Reconciliation of Certain Calls. The regular monthly reconciliation for payments made and compensation earned for calls made during February 1997 shall be completed by AMNEX by March 17, 1997 and provided to NTI. Any amounts owed to NTI shall be paid by AMNEX to NTI on or before March 21, 1997, and any amounts owed to AMNEX shall be paid by NTI to AMNEX on or before March 24, 1997.

17. Treatment of Certain Advances and Adjustments. Pursuant to a Third Addendum to the January 28, 1994 Telephone Agreement between NTI and Teleplex Coin Comm. Inc. ("Teleplex"), (i) NTI has previously advanced $75,000 to Teleplex; and (ii) there is a balance of $50,000 remaining to be advanced to Teleplex, the payment of which is required to be made by NTI in four (4) consecutive weekly installments of $12,500 each, commencing the date hereof. AMNEX agrees to assume NTI's obligation to pay these four (4) weekly installments. In addition to the aforementioned $75,000, NTI is owed $10,000 by Global Network, another customer of NTI to which NTI previously advanced funds. Such $85,000 is scheduled to be repaid by Teleplex and Global Network within eight (8) months from the date hereof. It is agreed that, in lieu of passing through such monthly repayments to NTI, AMNEX will retain them as they are received from Teleplex and Global Network, and pay out the total sum of $85,000 to NTI under a promissory note covering such dollar amount, which note shall be payable in full within sixty
(60) days from the date hereof. It is acknowledged and agreed that, by virtue of an overpayment made in NTI's $70,000 monthly fee to AMNEX, which fee was adjusted downwards as a result of the sale of Coastal Telecom Payphone Company, Inc., an affiliate of NTI, to Crescent Public Comunications Inc., an affiliate of AMNEX, NTI is owed $50,000. Accordingly, AMNEX agrees to repay such $50,000 to NTI by inclusion of such sum in the aforementioned sixty (60) day note. Accordingly, simultaneously with the execution hereof, AMNEX is executing and delivering to NTI a promissory note in the aggregate principal amount of $135,000, such amount to be payable in full to NTI no later than sixty (60) days from the date hereof.

18. Arrangements Concerning Mark B. Arbeit. It is understood and agreed that Mark B. Arbeit ("Arbeit"), a senior officer of each of NTI and its affiliated companies, will be employed by AMNEX in a similar capacity. Accordingly, effective as of the date Arbeit's employment with AMNEX commences (which date will be provided by AMNEX to NTI and set forth in a written employment agreement between AMNEX and Arbeit) (the "Starting Date"), each of NTI and such affiliated companies (consisting of The Keystone Corporation, National Telecom Hospitality USA, Inc. and Select Tel Communications, Inc.) shall release Arbeit from any and all of his obligations under that certain exclusive employment agreement dated November 19, 1996 (the "Pre-existing Employment Agreement") by and among NTI, The Keystone Corporation, National Telecom Hospitality USA, Inc., Select Tel Communications, Inc. and Arbeit, and any non-competition or similar restrictive agreements relating thereto (but only to the extent that such non-competition and similar agreements restrict Arbeit's ability to comply with his obligations under his new employment agreement with AMNEX), such release to be in writing and in form and substance reasonably acceptable to Arbeit and AMNEX (with a copy of same being provided to AMNEX simultaneously therewith); provided, however, that Arbeit executes and delivers to each of NTI and such affiliated companies, a release in form and substance reasonably acceptable to NTI and such affiliated companies. Arbeit's employment term under the Pre-existing Employment Agreement will terminate effective as of the Starting Date and he will thereafter be deemed to be an exclusive employee of AMNEX.

19. Non-Contravention. (a) In furtherance of the exclusivity provisions hereof, and in consideration of the benefits to be accrued to him hereunder, Brian E. King, the President and sole shareholder of NTI, hereby agrees to be personally bound by the exclusivity provisions of this Agreement to the same extent as NTI is bound hereunder, and further agrees, for so long as the COCOT Agreement, as amended hereby, remains in full force and effect and AMNEX retains the Right granted to it by NTI hereunder, that he shall cause any and all business opportunities for the reselling of long distance and operator assisted traffic generated by COCOTs (which is the business currently conducted by NTI) that come to his attention (collectively, "Business Opportunities", and individually, a "Business Opportunity"), to be offered or referred to AMNEX, in accordance with the provisions of subparagraph 19(b) below.

         (b) Brian E. King shall offer all Business Opportunities as described above to AMNEX, as NTI's exclusive manager, and on its behalf, and AMNEX shall have the right of first refusal with regard thereto (the "Option Right"). The Option Right must be exercised by AMNEX, if at all, within thirty (30) days after AMNEX receives written notice from Brian E. King that he has a Business Opportunity (the "Notice"), which Notice shall include a summary of the material terms thereof and copies of all correspondence from the reseller or COCOT at issue. In the event that AMNEX elects to exercise the Option Right, it shall do so by sending written notice thereof to Brian E. King within the time period specified above. Upon receipt of such notice from AMNEX, Brian E. King shall direct such Business Opportunity exclusively to AMNEX, as NTI's exclusive manager and on its behalf, upon the terms and conditions stated in the Notice, unless otherwise mutually agreed upon by the relevant parties.

20. Injunctive Relief. In the event of a breach by NTI or Brian E. King of the exclusivity or non-contravention provisions hereof, it is agreed that AMNEX shall be without an adequate remedy at law, and in addition to any other rights, remedies or damages available to it at law or in equity, AMNEX shall be entitled to such temporary and permanent injunctive relief as shall be necessary or appropriate to prevent or restrain any such breach or threatened breach, without the necessity of proving damages, without prejudice to any other remedies which AMNEX may have at law or in equity, and without obligation to post any security in connection therewith.

21. Effect of this Agreement. Except as expressly amended hereby, the terms and provisions of the COCOT Agreement and the Settlement Agreement shall remain in full force and effect without waiver or modification of the rights of any party hereto.

22. Miscellaneous Provisions. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of laws. This Agreement constitutes the entire agreement between the parties hereto and supersedes all prior and contemporaneous written or oral agreements, understandings, representations, negotiations and promises between the parties hereto concerning the subject matter hereof. No modification, rescission or waiver of this Agreement or any provision hereof shall be binding unless made in writing and signed by a duly authorized officer of each party hereto. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. NTI hereby represents and warrants to AMNEX that it has full power, authority and legal right to execute, deliver, perform and observe the provisions of this Agreement, that in so doing, NTI shall not contravene, be in breach of or trigger a default under, its certificate of incorporation or bylaws or any contracts, agreements, instruments or other documents to which it is party, and that the execution, delivery and performance by it of this Agreement has been duly authorized by all necessary corporate action on its part.

         IN WITNESS WHEREOF, the parties hereto have caused this Renewal and Modification Agreement to be executed as of the date first set forth above by their respective officers thereunto duly authorized.

AMERICAN NETWORK EXCHANGE, INC.

By:/s/

Name:__________________________

Title:_________________________

AMNEX, INC. *

By:/s/

Name:__________________________

Title:_________________________

* with regard to Paragraphs 10 and 11 hereof only

NATIONAL TELECOM USA, INC.

By:/s/

Name:__________________________

Title:_________________________


/s/
--------------------------------
Brian E. King, individually **

** with regard to Paragraphs 11, 12, 13, 19, 20 and 22 hereof only

THE KEYSTONE CORPORATION ***
NATIONAL TELECOM HOSPITALITY USA, INC. ***
SELECT TEL COMMUNICATIONS, INC. ***

By:____________________________
   Brian E. King, President

*** with regard to Paragraph 18 hereof only



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